Exhibit 10.1

EXECUTION VERSION

FIFTH AMENDMENT TO CREDIT AGREEMENT

THIS FIFTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) dated as of December 17, 2013, is by and among AMERICAN MIDSTREAM, LLC, a Delaware limited liability company (the “Borrower”), AMERICAN MIDSTREAM PARTNERS, LP, a Delaware limited partnership (“Parent”), BANK OF AMERICA, N.A., as administrative agent (in such capacity, together with its successors in such capacity, the “Administrative Agent”) for the lenders party to the Credit Agreement referred to below (the “Lenders”), and the Lenders party hereto.
R E C I T A L S
A.    The Borrower, Parent, the Lenders, the Administrative Agent and the other agents referred to therein are parties to that certain Credit Agreement dated as of August 1, 2011, as amended by that certain Letter Agreement (Consent) dated as of September 30, 2011, that certain First Amendment to Credit Agreement dated as of November 15, 2011, that certain Second Amendment to Credit Agreement dated as of June 27, 2012, that Third Amendment and Waiver to Credit Agreement dated as of December 26, 2012, that certain Second Waiver to Credit Agreement dated as of January 24, 2013, that certain Third Waiver to Credit Agreement dated as of March 29, 2013 and that certain Fourth Amendment to Credit Agreement dated as of April 15, 2013 (the “Credit Agreement”), pursuant to which the Lenders have made certain Loans and provided certain Commitments (subject to the terms and conditions thereof) to the Borrower.
B.    The Borrower, Parent, the Administrative Agent and the Required Lenders have agreed, subject to the terms and conditions set forth herein, to amend the Credit Agreement as more fully described herein.
C.    The Lenders signatory hereto and the Administrative Agent are willing to consent to each such amendment under the Credit Agreement as more fully described herein, and upon satisfaction of the conditions set forth herein, this Amendment shall become effective.
NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.    Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement. Unless otherwise indicated, all article, schedule, exhibit and section references in this Amendment refer to articles, schedules, exhibits and sections of the Credit Agreement.

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Section 2.    Amendments to Credit Agreement as of the Fifth Amendment Effective Date. As of the Fifth Amendment Effective Date, the Credit Agreement is amended as follows:
2.1    Amendments to Section 1.01 (Defined Terms).
(a)    The following definitions are hereby amended and restated in their entirety as follows:
“Consolidated EBITDA” means, for any period, for Parent and its Subsidiaries on a consolidated basis, an amount equal to Consolidated Net Income for such period plus (a) the following to the extent deducted in calculating such Consolidated Net Income: (i) Consolidated Interest Charges for such period, (ii) the provision for Federal, state, local and foreign income taxes payable by Parent and its Subsidiaries for such period, (iii) depreciation and amortization expense, (iv) (A) expenses related to the initial public offering described in the Registration Statement or any secondary public offering with respect to the Parent and other extraordinary expenses, (B) fees and charges payable by a Loan Party to the Lenders, L/C Issuer or the Administrative Agent hereunder or under the Fee Letter (which include any amendment fees), (C) transaction-related expenses with respect to the Credit Agreement, (v) other expenses of the Parent and its Subsidiaries reducing such Consolidated Net Income which do not represent a cash item in such period or any future period and minus (b) the following to the extent included in calculating such Consolidated Net Income: (i) Federal, state, local and foreign income tax credits of the Parent and its Subsidiaries for such period, (ii) extraordinary gains and (iii) all non-cash items increasing Consolidated Net Income for such period; provided that for purposes of Section 7.19, if the Borrower or any Subsidiary shall acquire or dispose of any material property, and the Consolidated EBITDA attributable to such acquisition or disposition shall exceed 5% of Consolidated EBITDA as of the last day of the prior fiscal quarter, in any case, during the period of four fiscal quarters ending on the last day of the fiscal quarter immediately preceding the date of determination for which financial statements are available and up to and including the date of the consummation of such acquisition or disposition, then Consolidated EBITDA shall be calculated, in a manner satisfactory to the Administrative Agent in its reasonable discretion, after giving pro forma effect to such acquisition (including the revenues of the properties acquired) or disposition, as if such acquisition or disposition had occurred on the first day of such period. Notwithstanding the foregoing, the sole Consolidated EBITDA attributable to Burns Point Sub shall be the amount of cash received by Burns Point Sub pursuant to the Burns Point Operating Agreement during such period, to the extent deposited into a deposit account subject to a Control Agreement, minus the amount of cash paid by Burns Point Sub pursuant to the Burns Point Operating Agreement during such period. Consolidated EBITDA in respect of Blackwater Holdings and the Blackwater Subsidiaries shall be deemed to be $7,600,000 for the period of four quarters ending September 30, 2013, and for the period of four fiscal quarters ending December 31, 2013, March 31, 2014 and June 30, 2014 shall be equal to Consolidated EBITDA for such Persons for the most recently ended fiscal quarter multiplied by 4, the two most recently ended

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fiscal quarters multiplied by 2, and the three most recently ended fiscal quarters multiplied by 4/3, respectively. Consolidated EBITDA in respect of the High Point Subsidiaries shall be included on a pro forma basis as if the High Point Subsidiaries were owned by Parent beginning on January 1, 2013 and shall be based on actual Consolidated EBITDA of the High Point Subsidiaries. Notwithstanding anything to the contrary in this Agreement, (x) Consolidated EBITDA for four quarter periods ending during or after calendar year 2013 shall not include any insurance proceeds attributable to any event occurring prior to January 1, 2013, (y) Consolidated EBITDA shall be deemed to exclude the effect of any one-time non-recurring fees and expenses of Parent and its Subsidiaries incurred in connection with (1) the Fourth Amendment and the 2013 Acquisition Transactions, (2) the Fifth Amendment and the 2013 Blackwater Transaction and (3) Permitted Acquisitions and any amendments to this Agreement in connection therewith; provided that such exclusion of fees and expenses pursuant to this clause (3) may not exceed 10% of Consolidated EBITDA for the period of the most recent four fiscal quarters then ended (calculated without regard to this exclusion) and (z) Consolidated EBITDA shall not include any fees or expenses paid by Parent and its Subsidiaries pursuant to the arrangements described in Section 3.1 of the Fourth Amendment.
“Eurodollar Rate” means:
(a)    for any Interest Period with respect to a Eurodollar Rate Loan, the rate per annum equal to the London Interbank Offered Rate (“LIBOR”) or a comparable successor rate, which rate is approved by the Administrative Agent, as published on the applicable Reuters screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, for Dollar deposits (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period; and
(b)    for any rate calculation with respect to a Base Rate Loan on any date, the rate per annum equal to LIBOR, at or about 11:00 a.m., London time determined two Business Days prior to such date for U.S. Dollar deposits with a term of one month commencing that day;
provided that to the extent a comparable or successor rate is approved by that Administrative Agent in connection herewith, the approved rate shall be applied in a manner consistent with market practice; provided, further that to the extent such market practice is not administratively feasible for the Administrative Agent, such approved rate shall be applied in a manner as otherwise reasonably determined by the Administrative Agent.
“Interest Period” means, as to each Eurodollar Rate Loan, the period commencing on the date such Eurodollar Rate Loan is disbursed or converted to or continued as a Eurodollar Rate Loan and ending on the date one, two, three or six months thereafter (in each case, subject to availability), as selected by the Borrower in its Committed Loan Notice or such other period that is twelve months or less requested by the Borrower and consented to by all the Lenders; provided that:

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(i)    any Interest Period that would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day;
(ii)    any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; and
(iii)    no Interest Period shall extend beyond the Maturity Date.
(b)    The following definitions are hereby added to Section 1.01 of the Credit Agreement where alphabetically appropriate:
“2013 Blackwater Transaction” means the acquisition by the Borrower of Blackwater Holdings and the Blackwater Subsidiaries and the related transactions contemplated by that certain Agreement and Plan of Merger, dated as of December 10, 2013, by and among AL Blackwater LLC, Blackwater Midstream Holdings LLC, American Midstream Partners, LP and Blackwater Merger Sub LLC.
“Blackwater Holdings” means Blackwater Midstream Holdings LLC, a Delaware limited liability company.
“Blackwater Maryland” means Blackwater Maryland, L.L.C., a Maryland limited liability company.
“Blackwater Subsidiaries” means (i) Blackwater Investments, Inc., a Delaware corporation, (ii) Blackwater Midstream Corp., a Nevada corporation, (iii) Blackwater New Orleans, L.L.C., a Louisiana limited liability company, (iv) Blackwater Georgia, L.L.C., a Georgia limited liability company, (v) Blackwater Harvey, LLC, a Delaware limited liability company, and (vi) Blackwater Maryland.
“Fifth Amendment” means the Fifth Amendment to Credit Agreement, dated as of December 17, 2013, by and among the Parent, the Borrower, the Administrative Agent and the Lenders party thereto.
“Fifth Amendment Effective Date” has the meaning specified in the Fifth Amendment.
“Impacted Loans” has the meaning specified in Section 3.03.
“LIBOR” has the meaning specified in the definition of Eurodollar Rate.

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(c)    The definition of “BBA LIBOR” is hereby deleted in its entirety.
2.2    Amendment to Section 1.05. Section 1.05 of the Credit Agreement is hereby amended and restated in its entirety as follows:
“1.05     Times of Day; Rates. Unless otherwise specified, all references herein to times of day shall be references to Eastern time (daylight or standard, as applicable). The Administrative Agent does not warrant, nor accept responsibility, nor shall the Administrative Agent have any liability with respect to the administration, submission or any other matter related to the rates in the definition of “Eurodollar Rate” or with respect to any comparable or successor rate thereto.”
2.3    Amendment to Section 3.03. Section 3.03 of the Credit Agreement is hereby amended and restated in its entirety as follows:
“3.03     Inability to Determine Rates. If in connection with any request for a Eurodollar Rate Loan or a conversion to or continuation thereof (a) the Administrative Agent determines that (i) Dollar deposits are not being offered to banks in the London interbank Eurodollar market for the applicable amount and Interest Period of such Eurodollar Rate Loan, or (ii) adequate and reasonable means do not exist for determining the Eurodollar Rate for any requested Interest Period with respect to a proposed Eurodollar Rate Loan (in each case with respect to clause (a)(i) above, “Impacted Loans”), or (b) the Required Lenders determine that for any reason the Eurodollar Rate for any requested Interest Period with respect to a proposed Eurodollar Rate Loan does not adequately and fairly reflect the cost to such Lenders of funding such Eurodollar Rate Loan, the Administrative Agent will promptly so notify the Borrower and each Lender. Thereafter, (x) the obligation of the Lenders to make or maintain Eurodollar Rate Loans shall be suspended (to the extent of the affected Eurodollar Rate Loans or Interest Periods), and (y) in the event of a determination described in the preceding sentence with respect to the Eurodollar Rate component of the Base Rate, the utilization of the Eurodollar Rate component in determining the Base Rate shall be suspended, in each case until the Administrative Agent (upon the instruction of the Required Lenders) revokes such notice. Upon receipt of such notice, the Borrower may revoke any pending request for a Borrowing of, conversion to or continuation of Eurodollar Rate Loans (to the extent of the affected Eurodollar Rate Loans or Interest Periods) or, failing that, will be deemed to have converted such request into a request for a Borrowing of Base Rate Loans in the amount specified therein (without regard to satisfaction of any condition to conversion contained elsewhere herein, including, but not limited to Section 3.05). Notwithstanding the foregoing, if the Administrative Agent has made the determination described in clause (a)(i) of this section, the Administrative Agent, in consultation with the Borrower and the affected Lenders, may establish an alternative interest rate for the Impacted Loans, in which case, such alternative rate of interest shall apply with respect to the Impacted Loans until (1) the Administrative Agent revokes the notice delivered with respect to the Impacted Loans under clause (a) of the first sentence of this section, (2) the

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Administrative Agent or the Required Lenders notify the Administrative Agent and the Borrower that such alternative interest rate does not adequately and fairly reflect the cost to such Lenders of funding the Impacted Loans, or (3) any Lender determines that any Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for such Lender or its applicable Lending Office to make, maintain or fund Loans whose interest is determined by reference to such alternative rate of interest or to determine or charge interest rates based upon such rate or any Governmental Authority has imposed material restrictions on the authority of such Lender to do any of the foregoing and provides the Administrative Agent and the Borrower written notice thereof.”
2.4    Amendment to Section 6.01.    Section 6.01 of the Credit Agreement is hereby amended by deleting in its entirety clause (c) thereto.
2.5    Amendment to Section 6.02. Section 6.02 of the Credit Agreement is hereby amended by amending and restated clause (l) in its entirety as follows:
“(l)    within 45 days after and as of the end of each fiscal quarter of Parent, a report certified by Responsible Officer of the Borrower as to the volume of Hydrocarbons transported through the Interstate Pipelines and the Intrastate Pipelines and the volume of Hydrocarbons processed in the processing plants of the Loan Parties, each organized by major operating unit;”
2.6    Amendment to Section 6.14. Section 6.14 of the Credit Agreement is hereby amended by deleting the “.” at the end of Section 6.14 and adding the following at the end thereof:
“provided further that, no mortgages or deeds of trust shall be required to be delivered in respect of any property or assets of Blackwater Maryland owned on the Fifth Amendment Effective Date.”
2.7    Amendment to Section 7.01. Section 7.01 of the Credit Agreement is hereby amended by deleting the word “and” at the end of clause (u) thereof, adding “and” at the end of clause (v) thereof, adding new clause (w) thereto, and adding a new paragraph after clause (w) thereto as follows:
“(w) Liens listed on Schedule 7.01(w).
provided, nothing in this Section 7.01 shall in and of itself constitute or be deemed to constitute an agreement or acknowledgment by the Administrative Agent or any Lender that any Indebtedness subject to or secured by any Lien, right or other interest permitted above ranks in priority to any Obligation. Notwithstanding the foregoing, the Parent will not, and will not permit Blackwater Maryland to, directly or indirectly, create, assume, incur, or suffer to exist any Lien on or with respect to the real property of Blackwater Maryland, other than Liens permitted above.”

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2.8    Schedule 5.13. Schedule 5.13 to the Credit Agreement is hereby replaced in its entirety with Schedule 5.13 attached hereto.
2.9    Schedule 7.01(w). The Credit Agreement is hereby amended to add Schedule 7.01(w) in the form of Schedule 7.01(w) attached hereto.
Section 3.    Waiver. The Lenders hereby waive compliance by the Parent and the Borrower with Sections 6.01(c) and Section 6.02(l) of the Credit Agreement (as in effect at all times prior to this Amendment). It is deemed that no Default or Event of Default shall have occurred based on any prior failure by the Parent and the Borrower to so comply with such Sections.
Section 4.    Conditions Precedent. This Amendment shall become effective on the date (the “Fifth Amendment Effective Date”) on which each of the following conditions is satisfied (or waived in accordance with Section 10.01 of the Credit Agreement):
4.1    The Administrative Agent shall have received executed counterparts (in such number as may be requested by the Administrative Agent) of this Amendment from the Administrative Agent, the Collateral Agent, the Required Lenders, the Parent and the Borrower.
4.2    The Administrative Agent shall have received such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Loan Party as the Administrative Agent may require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Amendment and the other Loan Documents to which such Loan Party is a party.
4.3    The 2013 Blackwater Transaction (as defined above) shall have been consummated in compliance with all applicable Law. The total Borrowings, directly or indirectly, used in respect of the purchase price attributable to the 2013 Blackwater Transaction shall not exceed $20,000,000. True and correct copies of all documents executed in connection with the foregoing shall have been delivered to the Administrative Agent and the Lenders.
4.4    The Administrative Agent, the Arrangers and the Lenders shall have received all fees and other amounts due and payable on or prior to the Fifth Amendment Effective Date, including (a) to the extent invoiced, reimbursement or payment of all out of pocket expenses required to be reimbursed or paid by the Borrower under the Credit Agreement, (b) all fees required to be paid pursuant to the terms of that certain Fee Letter, dated on or about the date hereof, among the Borrower, Parent, Bank of America, N.A. and Merrill Lynch, Pierce, Fenner & Smith and (c) an amount equal to 0.15% of the principal amount of the Commitments of each Lender, after giving effect to this Amendment, that executes this Amendment on or prior to the date first written above, which fees shall be paid to the Administrative Agent for the account of each such Lender and shall be fully earned on the Fifth Amendment Effective Date.

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4.5    The Administrative Agent shall have received copies of all Uniform Commercial Code, judgment and tax lien searches as it may request.
4.6    The Administrative Agent shall be satisfied that the Indebtedness under (i) that certain Credit Agreement, dated as of December 23, 2008, among Blackwater New Orleans, LLC, as borrower, and JPMorgan Chase Bank, N.A., as amended, (ii) that certain Credit Agreement, dated as of February 28, 2012, among Blackwater Georgia, LLC, as borrower, and JPMorgan Chase Bank, N.A., (iii) that certain Credit Agreement, dated as of July 10, 2013, among Blackwater Harvey, LLC, as borrower, and JPMorgan Chase Bank, N.A. and (iv) that certain Credit Agreement, dated as of December 21, 2011, among Blackwater Maryland, LLC, as borrower, and JPMorgan Chase Bank, N.A., in each case, shall have been repaid in full, all commitments thereunder shall have been terminated, and all Liens securing any such indebtedness shall have been fully released and discharged.
4.7    The Administrative Agent and the Lenders shall have received unaudited consolidated financial statements of Blackwater Holdings for the first two fiscal quarters of 2014, in form and substance reasonably satisfactory to the Administrative Agent.
4.8    The Administrative Agent and the Lenders shall have received a certificate of the Borrower as required under Section 7.02(g)(iv) of the Credit Agreement.
Section 5.    Post-Effectiveness Covenants.
5.1    Parent and Borrower hereby covenant to satisfy the following within 15 days following the Fifth Amendment Effective Date:
(a)    The Administrative Agent shall have received from Blackwater Holdings and each Blackwater Subsidiary an executed counterpart of the Guaranty and Collateral Agreement or a joinder thereto in form and substance satisfactory to the Administrative Agent.
(b)    The Administrative Agent shall have received (i) all necessary financing statements in respect of Blackwater Holdings and each Blackwater Subsidiary and (ii) all judgment, tax and lien searches in respect of Blackwater Holdings and each Blackwater Subsidiary reasonably requested by the Administrative Agent.
(c)    The Administrative Agent shall have received, in form satisfactory to the Administrative Agent, evidence that all insurance required to be held by Blackwater Holdings and the Blackwater Subsidiaries pursuant to the Credit Agreement has been obtained and is in full force and effect, including certificates of insurance naming the Collateral Agent, on behalf of the Lenders, as loss payee and as an additional insured, as the case may be, under all insurance policies maintained with respect to the assets and properties of Blackwater Holdings and the Blackwater Subsidiaries that constitute Collateral.

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(d)    The Administrative Agent shall have received, on behalf of itself, the Collateral Agent, the Lenders and each L/C Issuer, the favorable written opinion of (i) Andrews Kurth LLP, special counsel to the Loan Parties, and (ii) such local counsel as the Administrative Agent shall reasonably request, in each case, covering such matters relating to Blackwater Holdings, the Blackwater Subsidiaries, the Loan Parties, this Amendment and the Loan Documents as the Administrative Agent shall reasonably request and in form and substance satisfactory to the Administrative Agent. The Borrower hereby requests such counsel to deliver such opinions.
(e)    The Borrower shall have paid or made arrangements to pay all applicable recording taxes, fees, charges, costs and expenses required for the recording of any Security Documents or amendments or modifications thereto to be recorded in accordance with this Section 5.1.
(f)    The Administrative Agent shall have received a Perfection Certificate, duly executed by a Responsible Officer, in form and substance satisfactory to the Administrative Agent.
(g)    With respect to Blackwater Holdings and the Blackwater Subsidiaries, the Administrative Agent shall have received documents of the types referred to in clauses (iv) and (v) of Section 4.01(a) of the Credit Agreement, in form and substance satisfactory to the Administrative Agent.
5.2    Parent and Borrower hereby covenant to satisfy the following as soon as reasonably practicable, and in any case within 75 days following the Fifth Amendment Effective Date:
(a)    The Administrative Agent shall have received (other than with respect to any real property interest of Blackwater Holdings or any Blackwater Subsidiary associated with the terminal located in Brunswick, Georgia) (i) any Security Documents, amendments thereto or related deliverables reasonably requested by the Administrative Agent and not otherwise required pursuant to Section 5.1 for the creation, continuation and perfection of Liens in favor of the Secured Parties as contemplated by the Loan Documents, including Control Agreements, in each case, duly completed and executed (as applicable) in sufficient number of counterparts and in proper form for recording, if necessary, in form and substance satisfactory to the Administrative Agent and (ii) all other information that would have been required pursuant to Section 4.01(a)(iii) of the Credit Agreement if Blackwater Holdings and the Blackwater Subsidiaries had existed and the 2013 Blackwater Transaction had occurred prior to the initial Credit Extension under the Credit Agreement, as may be reasonably requested by the Administrative Agent.
(b)    The Administrative Agent shall have received, on behalf of itself, the Collateral Agent, the Lenders and the L/C Issuer, the favorable written opinion of (i) Andrews Kurth LLP, special counsel to the Loan Parties, and (ii) such local counsel as the Administrative Agent shall reasonably request, in each case, covering such matters relating to the items to be delivered

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pursuant to Section 5.2(a)(i) above as the Administrative Agent shall reasonably request and in form and substance satisfactory to the Administrative Agent. The Borrower hereby requests such counsel to deliver such opinions.
(c)    The Borrower shall have paid or made arrangements to pay all applicable recording taxes, fees, charges, costs and expenses required for the recording of any Security Documents or amendments or modifications thereto to be recorded in accordance with this Section 5.2.
5.3    Parent and Borrower hereby covenant to satisfy the following as soon as reasonably practicable, and in any case within 180 days following the Fifth Amendment Effective Date:
(a)    The Administrative Agent shall have received with respect to any real property interest of Blackwater Holdings or any Blackwater Subsidiary associated with the terminal located in Brunswick, Georgia, any Security Documents, amendments thereto or related deliverables reasonably requested by the Administrative Agent and not otherwise required pursuant to Section 5.1 for the creation, continuation and perfection of Liens with respect to such real property interests in favor of the Secured Parties as contemplated by the Loan Documents, in each case, duly completed and executed (as applicable) in sufficient number of counterparts and in proper form for recording, if necessary, in form and substance satisfactory to the Administrative Agent.
(b)    In connection with the execution and delivery of the foregoing Security Documents, the Borrower shall use commercially reasonable efforts, with respect to any real property interest of Blackwater Holdings or any Blackwater Subsidiary associated with the terminal located in Brunswick, Georgia, to obtain a letter, certificate, agreement or other instrument in writing from any lessor under the related lease, pursuant to which, the landlord consents to the granting of a deed of trust or mortgage on such property by the Loan Party tenant, such letter, certificate, agreement or other instrument to be in form and substance reasonably acceptable to the Collateral Agent.
(c)    The Administrative Agent shall have received, on behalf of itself, the Collateral Agent, the Lenders and the L/C Issuer, the favorable written opinion of (i) Andrews Kurth LLP, special counsel to the Loan Parties, and (ii) such local counsel as the Administrative Agent shall reasonably request, in each case, covering such matters relating to the items to be delivered pursuant to Section 5.3(a)(i) above as the Administrative Agent shall reasonably request and in form and substance satisfactory to the Administrative Agent. The Borrower hereby requests such counsel to deliver such opinions.
(d)    The Borrower shall have paid or made arrangements to pay all applicable recording taxes, fees, charges, costs and expenses required for the recording of any Security

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Documents or amendments or modifications thereto to be recorded in accordance with this Section 5.3.
Section 6.    Miscellaneous.
6.1    Confirmation. The provisions of the Loan Documents, as waived and amended hereby, shall remain in full force and effect in accordance with their terms following the effectiveness of this Amendment, without any other amendment or modification thereof.
6.2    Ratification and Affirmation; Representations and Warranties. Each of the undersigned does hereby adopt, ratify, and confirm the Credit Agreement and the other Loan Documents, as amended hereby, and its obligations thereunder. Each of the Borrower, Parent and each Guarantor hereby (a) acknowledges, renews and extends its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly amended hereby and (b) represents and warrants to the Lenders that: (i) as of the date hereof, after giving effect to the terms of this Amendment, all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects (except for such representations and warranties that have a materiality or Material Adverse Effect qualification, which shall be true and correct in all respects), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects (except for such representations and warranties that have a materiality or Material Adverse Effect qualification, which shall be true and correct in all respects) as of such specified earlier date and (ii) (A) as of the date hereof, no Default has occurred and is continuing and (B) immediately after giving effect to this Amendment, no Default will have occurred and be continuing.
6.3    Loan Document. This Amendment and each agreement, instrument, certificate or document executed by the Borrower or any of its officers in connection therewith are "Loan Documents" as defined and described in the Credit Agreement and all of the terms and provisions of the Loan Documents relating to other Loan Documents shall apply hereto and thereto.
6.4    Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Amendment by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.
6.5    NO ORAL AGREEMENT. THIS AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR

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UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.
6.6    GOVERNING LAW. THIS AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
6.7    Payment of Fees. All fees payable under this Amendment shall be payable in U.S. dollars in immediately available funds, free and clear of and without deduction for any and all present or future applicable taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto (with appropriate gross-up for withholding taxes). All of the fees described above in this Amendment shall be nonrefundable for any reason whatsoever and shall be in addition to any other fees, costs and expenses payable pursuant to the Credit Agreement or any other Loan Document.
6.8    RELEASE. IN CONSIDERATION OF, AMONG OTHER THINGS, THE ADMINISTRATIVE AGENT, THE COLLATERAL AGENT AND THE LENDERS’ EXECUTION AND DELIVERY OF THIS AMENDMENT, THE PARENT AND THE BORROWER, ON BEHALF OF ITSELF AND ITS SUBSIDIARIES, HEREBY FOREVER AGREES AND COVENANTS NOT TO SUE OR PROSECUTE AGAINST THE ADMINISTRATIVE AGENT, THE COLLATERAL AGENT, ANY LENDER OR ANY OF THEIR RESPECTIVE AFFILIATES, SUBSIDIARIES, SHAREHOLDERS AND “CONTROLLING PERSONS” (WITHIN THE MEANING OF FEDERAL SECURITIES LAWS), AND THEIR RESPECTIVE SUCCESSORS AND ASSIGNS, AND EACH AND ALL OF THE OFFICERS, DIRECTORS, PARTNERS, EMPLOYEES, AGENTS, ATTORNEYS AND OTHER REPRESENTATIVES OF EACH OF THE FOREGOING IN THEIR RESPECTIVE CAPACITIES AS SUCH (COLLECTIVELY, THE “RELEASEES” AND EACH A “RELEASEE”) AND HEREBY FOREVER WAIVES, RELEASES AND DISCHARGES, TO THE FULLEST EXTENT PERMITTED BY LAW, EACH RELEASEE FROM ANY AND ALL CLAIMS, ACTIONS, SUITS, DEMANDS, CONTROVERSIES, TRESPASSES, JUDGMENTS, COSTS OR EXPENSES WHATSOEVER, THAT THE PARENT, THE BORROWER, OR ITS RESPECTIVE SUBSIDIARIES, NOW HAS OR HEREAFTER MAY HAVE, OF WHATSOEVER NATURE AND KIND, WHETHER KNOWN OR UNKNOWN, WHETHER NOW EXISTING OR HEREAFTER ARISING, WHETHER ARISING AT LAW OR IN EQUITY, AGAINST THE RELEASEES, BASED IN WHOLE OR IN PART ON FACTS, WHETHER OR NOT NOW KNOWN, EXISTING ON OR BEFORE THE FIFTH AMENDMENT EFFECTIVE DATE, THAT RELATE TO, ARISE OUT OF OR OTHERWISE ARE IN CONNECTION WITH: (I) ANY OR ALL OF THE LOAN DOCUMENTS OR TRANSACTIONS CONTEMPLATED THEREBY OR ANY ACTIONS OR OMISSIONS IN CONNECTION THEREWITH OR (II) ANY ASPECT OF THE DEALINGS OR RELATIONSHIPS BETWEEN OR AMONG THE PARENT, THE

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BORROWER AND THE OTHER LOAN PARTIES, ON THE ONE HAND, AND ANY OR ALL OF THE RELEASEES, ON THE OTHER HAND, RELATING TO ANY OR ALL OF THE LOAN DOCUMENTS OR TRANSACTIONS CONTEMPLATED THEREBY.

[signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

AMERICAN MIDSTREAM, LLC,
as Borrower

By: /s/ Daniel C. Campbell

Name:	Daniel C. Campbell

Title:	Senior Vice President &
Chief Financial Officer

AMERICAN MIDSTREAM PARTNERS, LP,
as Parent

By:	American Midstream GP, LLC, a Delaware limited liability company, its sole general partner

By: /s/ Daniel C. Campbell

Name:	Daniel C. Campbell

Title:	Senior Vice President &
Chief Financial Officer

[Signature Page to Fifth Amendment to Credit Agreement]

AMERICAN MIDSTREAM MARKETING, LLC,

AMERICAN MIDSTREAM (ALABAMA GATHERING), LLC,

AMERICAN MIDSTREAM (ALABAMA INTRASTATE), LLC,

AMERICAN MIDSTREAM (ALATENN), LLC,

AMERICAN MIDSTREAM (LOUISIANA INTRASTATE), LLC,

AMERICAN MIDSTREAM (MIDLA), LLC,

AMERICAN MIDSTREAM (MISSISSIPPI), LLC,

AMERICAN MIDSTREAM (SIGCO INTRASTATE), LLC,

AMERICAN MIDSTREAM (TENNESSEE RIVER), LLC,

AMERICAN MIDSTREAM ONSHORE PIPELINES, LLC,

MID LOUISIANA GAS TRANSMISSION, LLC,

AMERICAN MIDSTREAM (BURNS POINT), LLC,

AMERICAN MIDSTREAM CHATOM, LLC,

AMERICAN MIDSTREAM MADISON, LLC,
each as a Loan Party and
Each By: American Midstream, LLC,
a Delaware limited liability company,
each of its sole member

By: /s/ Daniel C. Campbell

Name:	Daniel C. Campbell

[Signature Page to Fifth Amendment to Credit Agreement]

Title:	Senior Vice President &
Chief Financial Officer

[Signature Page to Fifth Amendment to Credit Agreement]

AMERICAN MIDSTREAM OFFSHORE (SEACREST), LP,
as a Loan Party and
By: American Midstream, LLC,
a Delaware limited liability company,
its general partner

By: /s/ Daniel C. Campbell

Name:	Daniel C. Campbell
Title:    Senior Vice President &
Chief Financial Officer

AMERICAN MIDSTREAM CHATOM UNIT 1, LLC,

AMERICAN MIDSTREAM CHATOM UNIT 2, LLC,
each as a Loan Party and
Each By: American Midstream Chatom, LLC,
a Delaware limited liability company,
each of its sole member
By: American Midstream, LLC,
a Delaware limited liability company,
its sole member

By: /s/ Daniel C. Campbell

Name:	Daniel C. Campbell
Title:    Senior Vice President &
Chief Financial Officer

AMERICAN MIDSTREAM FINANCE CORPORATION,
as a Loan Party

By: /s/ Daniel C. Campbell

Name:	Daniel C. Campbell
Title:    Senior Vice President &

[Signature Page to Fifth Amendment to Credit Agreement]

Chief Financial Officer

HIGH POINT GAS TRANSMISSION HOLDINGS, LLC,
as a Loan Party

By: /s/ Daniel C. Campbell

Name:	Daniel C. Campbell
Title:    Senior Vice President &
Chief Financial Officer

HIGH POINT GAS TRANSMISSION, LLC,
as a Loan Party

By: /s/ Daniel C. Campbell

Name:	Daniel C. Campbell
Title:    Senior Vice President &
Chief Financial Officer

HIGH POINT GAS GATHERING HOLDINGS, LLC,
as a Loan Party

By: /s/ Daniel C. Campbell

Name:	Daniel C. Campbell
Title:    Senior Vice President &
Chief Financial Officer

HIGH POINT GAS GATHERING, L.L.C.,
as a Loan Party

By: /s/ Daniel C. Campbell

Name:	Daniel C. Campbell
Title:    Senior Vice President &
Chief Financial Officer

[Signature Page to Fifth Amendment to Credit Agreement]

BANK OF AMERICA, N.A.,
as Administrative Agent and Collateral Agent

By: /s/ Kevin L. Ahart
Name:    Kevin L. Ahart
Title:    Vice President

[Signature Page to Fifth Amendment to Credit Agreement]

BANK OF AMERICA, N.A.,
as a Lender and L/C Issuer

By: /s/ Adam H. Fey
Name: Adam H. Fey
Title: Director

[Signature Page to Fifth Amendment to Credit Agreement]

CITIBANK, N.A.,
as a Co-Syndication Agent and a Lender

By: /s/ Thomas Benavides
Name: Thomas Benavides
Title: Senior Vice President

[Signature Page to Fifth Amendment to Credit Agreement]

COMERICA BANK,
as a Co-Syndication Agent and a Lender

By: /s/ Jeffrey M. Parilla
Name: Jeffrey M. Parilla
Title: Vice President

[Signature Page to Fifth Amendment to Credit Agreement]

COMPASS BANK,
as a Co-Documentation Agent and a Lender

By: /s/ James Neblett
Name: James Neblett
Title: Vice President

[Signature Page to Fifth Amendment to Credit Agreement]

CAPITAL ONE, NATIONAL ASSOCIATION,
as a Co-Documentation Agent and a Lender

By: /s/ Kristin N. Oswald
Name: Kristin N. Oswald
Title: Vice President

[Signature Page to Fifth Amendment to Credit Agreement]

U.S. BANK NATIONAL ASSOCIATION,
as a Co-Documentation Agent and a Lender

By: /s/ Saqib Khawaja
Name: Saqib Khawaja
Title: Vice President

[Signature Page to Fifth Amendment to Credit Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender

By: /s/ Reginald T. Dawson
Name: Reginald T. Dawson
Title: Senior Vice President

[Signature Page to Fifth Amendment to Credit Agreement]

RAYMOND JAMES BANK, N.A.,
as a Lender

By: /s/ H. Fred Coble, Jr.
Name: H. Fred Coble, Jr.
Title: Senior Vice President

[Signature Page to Fifth Amendment to Credit Agreement]